IPALCO ENTERPRISES, INC.
One Monument Circle
Indianapolis, Indiana    46204

August 25, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

Please find attached a Form 8-K to report an Item 8.01 - Other Event.

Sincerely,

IPALCO ENTERPRISES, INC.

Craig Forestal
Section Leader - Reporting